Net Income Per Share - Computation of Basic and Diluted Net Income Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	May 31, 2018	May 31, 2017	May 31, 2016
Numerator:
Net income attributable to New Oriental Education & Technology Group Inc.'s shareholders	$ 296,130	$ 274,457	$ 224,884
Net income available for future distribution	$ 296,130	$ 274,457	$ 224,884
Denominator
Weighted average common shares outstanding Basic	158,168,794	157,551,320	156,782,439
Plus: incremental weighted average common shares from assumed exercise of share options and vesting of NES using the treasury stock method	387,706	435,074	609,247
Weighted average common shares outstanding Diluted	158,556,500	157,986,394	157,391,686
Net income per common share
- Basic	$ 1.87	$ 1.74	$ 1.43
- Diluted	$ 1.87	$ 1.74	$ 1.43